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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15 (d) of
                       the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 26, 2002
                                                          --------------



                              NEOWARE SYSTEMS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                       000-21240              23-2705700
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(State or other jurisdiction of      (Commission File No.)      (IRS Employer
incorporation or organization)                               Identification No.)



                                400 Feheley Drive
                       King of Prussia, Pennsylvania 19406
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                    (Address of principal executive offices)

 (Registrant's telephone number including area code)      (610) 277-8300
                                                    ----------------------------



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Item 2.  Acquisition or Disposition of Assets.

         On March 26, 2002, Neoware Systems, Inc., a Delaware corporation ("Neoware"), completed its acquisition of Network Computing Devices, Inc.'s ("NCD") ThinSTAR thin client appliance product line ("Product Line") in accordance with an Asset Purchase Agreement, dated March 22, 2002, between Neoware and NCD (the "Purchase Agreement"). The assets acquired consisted principally of goodwill, an assembled workforce, the ThinSTAR trademark and other intellectual property, and contract rights used in the business of designing, developing, manufacturing, distributing and selling the Windows-based thin client devices marketed under the ThinSTAR brand name. Neoware intends to continue to use the assets for similar purposes.

         Pursuant to the Purchase Agreement, the purchase price was $4.25 million, $300,000 of which is being held in an escrow account for a minimum of 120 days from the date of the closing to satisfy indemnification claims and certain obligations of NCD, and $250,000 of which is payable in accordance with an earn-out requiring NCD's satisfaction of certain sales targets in Europe, the Middle East and Africa. The purchase price was paid with cash on hand. The amount and type of consideration was determined on the basis of arm's length negotiations between Neoware and NCD.

         The description of the terms of the Purchase Agreement are not complete and are qualified by reference to the Purchase Agreement which is attached as
Exhibit 2.1 and incorporated by reference.

         Copies of the press releases announcing the signing of the Purchase Agreement and the closing of the acquisition are attached hereto, respectively, as Exhibits 99.1 and 99.2.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a)      Financial statements of Business Acquired.

         In accordance with Item 7(a)(4) of Form 8-K, the financial statements of the Product Line acquired by Neoware required pursuant to Article 3 of Regulation S-X will be filed by amendment to this Form 8-K on or before 60 days from the date hereof.

(b)      Pro Forma Financial Information.

         In accordance with Item 7(b) of Form 8-K, the pro forma financial information required pursuant to Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before 60 days from the date hereof.

(c)      Exhibits.




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 2.1     Asset Purchase Agreement between Neoware Systems, Inc. and Network
         Computing Devices, Inc, dated March 22, 2002. (The Schedules and Exhibits to the Purchase Agreement (a list of which is attached as Exhibit 99.3 hereto) are not being filed as Exhibits to the Current Report on Form 8-K. Neoware agrees to furnish supplementally a copy of any such Schedules and Exhibits to the Securities and Exchange Commission upon request.)

99.1     Press Release dated March 22, 2002.

99.2     Press Release dated March 27, 2002.

99.3     List of Omitted Exhibits and Schedules to Asset Purchase Agreement.




















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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

                                                     NEOWARE SYSTEMS, INC.


Dated:  April 2, 2002                       By: /S/ MICHAEL G. KANTROWITZ
                                               --------------------------








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                                    EXHIBITS


Exhibit No.                Description
-----------                -----------

2.1 Asset Purchase Agreement between Neoware Systems, Inc. and Network Computing Devices, Inc., dated March 22,2002. (The Schedules and Exhibits to the Purchase Agreement (the contents of which are described in the Purchase Agreement) are not being filed as Exhibits to the Current Report on Form 8-K. Neoware agrees to furnish supplementally a copy of any such Schedules and Exhibits to the Securities and Exchange Commission upon request.)

99.1         Press Release dated March 22, 2001.

99.2         Press Release dated March 27, 2002.

99.3         List of omitted exhibits and schedules to the Asset Purchase
             Agreement.